Explanatory Note - Other Information Required

Exhibit G.1.a.vi

Brown Advisory Funds (the “Trust”) is making an amended filing to include information for the Brown Advisory Emerging Markets Select Fund (series number S000039101) (the “Fund”), which was not available at the time of the original filing made by the Trust on September 15, 2025 (Accession number 0000894189-25-006962).  In particular, the amended filing updates Item B.18 and includes an independent public accountant’s report on internal control relating to the Fund filed as an exhibit in response to Item G.1.a.iii and this attachment in response to Item G.1.a.vi.

Subsequent to the period covered by this report, an error was discovered in the accounting for the accrual of foreign capital gains taxes on net unrealized capital gains relating to Indian securities.  Due to the error, a material weakness was identified in the internal controls relating to recognizing, measuring and recording a deferred tax liability on unrealized appreciation of investments subject to foreign taxes.

In response to the material weakness, management has implemented enhanced controls and procedures to remediate the issue.  These include jurisdiction-specific tax reviews and additional oversight to ensure accurate recognition in accordance with applicable accounting standards.

Other than this item, there were no other changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

There are no other changes to the Trust’s prior filing.